EXHIBIT 32.1

                      CERTIFICATION OF SERVICE 1ST BANCORP
       PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 REGARDING QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 2005


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Service 1st Bancorp, a California corporation ("Bancorp"), does hereby certify that:

     1. Bancorp's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Bancorp.



Date:  November 9, 2005                By: /s/ JOHN O. BROOKS
                                           -------------------------------------
                                           John O. Brooks
                                           Chief Executive Officer
                                           (Principal Executive Officer)

Date: November 9, 2005                 By: /s/ ROBERT E. BLOCH
                                           -------------------------------------
                                           Robert E. Bloch
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)

         A signed original of this written statement required by Section 906 has been provided to Service 1st Bancorp and will be retained by Service 1st Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

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